                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported)     May 30, 1997
                                                          ---------------------




                                 BURNHAM PACIFIC PROPERTIES, INC.
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                (Exact name of Registrant as specified in its Charter)


                                                Maryland
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                    (State or other jurisdiction of incorporation)


                 1-9524                                   33-0204162
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          (Commission File Number)             (IRS Employer Identification No.)


                610 West Ash Street, San Diego, California         92101
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                (Address of principal executive offices)         (Zip Code)


          Registrant's telephone number, including area code:  (619) 652-4700
                                                             ----------------


          ---------------------------------------------------------------------
            (former name of former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

A.  Sacramento Portfolio Acquisition

On May 30, 1997, the Company purchased two retail shopping centers (the "Sacramento Portfolio") in the Sacramento metropolitan area from an unrelated seller for a purchase price of approximately $25,300,000. The portfolio consists of the following two centers:

                                            Company Owned            Total
Center Name        Location                Square Footage        Square Footage
-----------        --------                --------------        --------------
Stanford Ranch     Rocklin, California         88,818               104,000
Auburn Village     Auburn, California         133,956               185,000

The acquisition of the portfolio was financed by the assumption of a $6,536,902 mortgage loan from an insurance company, bearing interest at 7.875%, due in September 2005, with the remainder financed with borrowings under the Company's Credit Facility.


B.  Olympiad Plaza Acquisition

On June 26, 1997, the Company purchased Olympiad Plaza in Mission Viejo, Orange County, California from an unrelated seller for a purchase price of approximately $10,200,000. The center consists of an approximately 45,000 square foot Lucky's supermarket, which is owned by Lucky's and approximately 45,600 square feet of GLA acquired by the Company. The acquisition was effected with borrowings under the Company's Credit Facility and the issuance of partnership units by a newly-organized partnership of which the Company is the general partner and the seller is the limited partner, which units are exchangeable for approximately 151 shares of common stock of the Company.

ITEM 7.  FINANCIAL STATEMENTS AND PRO FORMA INFORMATION

Neither the Sacramento Portfolio nor Olympiad Plaza, separately or in the aggregate, constitutes the acquisition of properties that are "significant" within the contemplation of Item 2 under Form 8-K or Rule 3-14 of Regulation S-X, i.e., assets whose acquisition cost is in excess of 10% of the gross carrying value of the Company's assets at December 31, 1996. However, the purchase price of the Sacramento Portfolio does represent more than 5% of such value of the Company's assets at December 31, 1996, and the Company is accordingly filing the financial statements listed below:

(a)  Financial Statements

Attachment (I) - The Sacramento Portfolio Historical Statement of Revenues and Direct Operating Expenses for the year ended December 31, 1996 and related notes and Independent Auditors' Report, filed in accordance with Rule 3.14(a)(1) of Regulation S-X. (In assessing the properties contained in the Sacramento Portfolio, the Company considered a number of factors for each property including (i) historical and projected operating results; (ii) the property's age and construction quality; (iii) the quality of tenants at the property and the terms of existing leases; (iv) demographics and economic conditions in the related property's primary trade area; (v) changes in revenues reasonable to expect following tenanting of vacant spaces and re-tenanting of existing occupied spaces; (vi) the terms of the assumed mortgage loan; (vii) current and anticipated market conditions; and (viii) potential capital expenditures. After reasonable inquiry, the Company is not aware of any material factors relating to the Sacramento Portfolio other than those described in the preceding sentence that would cause the reported financial information not to be necessarily indicative of future operating results.)

(b) Attachment (II) - Statement of Estimated Taxable Operating Results of the Sacramento Portfolio and Estimated Cash to be Made Available by Operations of the Sacramento Portfolio for a Twelve-Month Period (unaudited), filed in accordance with Rule 3.14(a)(2) of Regulation S-X.

(c)  Exhibits

23.1  Consent of Deloitte & Touche, LLP

In addition to Olympiad Plaza, the Company has made two other acquisitions subsequent to December 31, 1996 (Foothill Plaza on February 28, 1997 and Crenshaw Imperial on April 3 - see Item 5 of Form 8-KA filed April 15, 1997) for which the Company has not filed financial statements consistent with Rule 3-14, all of these three properties being in the aggregate not significant.



                                    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       BURNHAM PACIFIC PROPERTIES, INC.

Date:    //8-6-97//                    By:  //Daniel B. Platt//
      ----------------                    -------------------------------
                                  Daniel B. Platt, Chief Financial Officer

                                                                   ATTACHMENT I


INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders of Burnham Pacific Properties, Inc.:


We have audited the accompanying historical statement of revenues and direct operating expenses of the Sacramento Portfolio (the "Centers") for the year ended December 31, 1996. This historical statement is the responsibility of the Center's management. Our responsibility is to express an opinion on this historical statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical statement is prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. It excludes certain material revenues and expenses, described in Note 1, and is not intended to be a complete presentation of the Center's revenues and expenses.

In our opinion, such historical statement presents fairly, in all material respects, the revenues and direct operating expenses, as described in Note 1, of the Center for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
San Diego, California


March 12, 1997

THE SACRAMENTO PORTFOLIO


HISTORICAL STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 1996
-------------------------------------------------------------------------------


REVENUES:
  Rental revenue                                                 $  2,364,880
  Common area maintenance revenues                                    454,866
                                                                   ------------
           Total revenues                                           2,819,746
                                                                   ------------
DIRECT OPERATING EXPENSES:
  Property taxes                                                      249,719
  General maintenance and repair                                      106,823
  Management fees                                                      95,846
  Utilities                                                            94,366
  Bad debt expense                                                     51,058
  Insurance                                                            25,166
  Parking lot maintenance                                              21,933
  General and administrative                                           17,933
  Legal                                                                17,406
  Security                                                              4,435
                                                                   ------------
           Total direct operating expenses                            684,685
                                                                   ------------

EXCESS OF REVENUES OVER DIRECT OPERATING EXPENSES                $  2,135,061
                                                                   ------------
                                                                   ------------

See accompanying note to historical statement of revenues and direct operating expenses.


THE SACRAMENTO PORTFOLIO

NOTE TO HISTORICAL STATEMENT OF REVENUES
AND DIRECT OPERATING EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 1996
-------------------------------------------------------------------------------

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    BASIS OF PRESENTATION - Revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying historical statement of revenue and direct operating expenses relates to the operations of the Sacramento Portfolio (the "Centers") and has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. The Sacramento Portfolio consists of Auburn Village Shopping Center, located in Auburn, California and Stanford Ranch Shopping Center, located in Rocklin, California.

    Certain revenues, costs and expenses that are dependent on the ownership, management and carrying value of the Center have been excluded from the accompanying historical statement. The excluded revenues consist of nonoperating revenue related to the Centers. The excluded expenses consist primarily of interest and depreciation and amortization of the Centers. Consequently, the excess of revenues over direct operating expenses as presented is neither intended to be a complete presentation of the Center's historical revenues and expenses nor intended to be comparable to the proposed future operations of the property.

    REVENUE RECOGNITION - Shopping center space is generally leased to retail tenants under various arrangements which are accounted for as operating leases. Minimum rents are recognized on an accrual basis as earned, the result of which does not differ materially from the straight-line basis. Certain leases contain provisions for percentage rents, which are recorded when earned. Reimbursable expenses such as common area maintenance, real estate and insurance are recognized as revenue in the period the applicable costs are accrued.
                                                                         ******

                                                                  ATTACHMENT II


                           BURNHAM PACIFIC PROPERTIES, INC.
                       STATEMENT OF ESTIMATED TAXABLE OPERATING
             RESULTS OF THE SACRAMENTO PORTFOLIO AND ESTIMATED CASH TO BE
               MADE AVAILABLE BY OPERATIONS OF THE SACRAMENTO PORTFOLIO
                              FOR A TWELVE-MONTH PERIOD
                                     (UNAUDITED)


REVENUES:                                                  (IN THOUSANDS)

Rents                                                              $2,365
Reimbursed Expenses                                                   455
                                                                   ------
Total                                                               2,820
                                                                   ------
COSTS AND EXPENSES:

Rental Operating Expenses                                             685
Depreciation                                                          562
                                                                   ------
Total                                                               1,247
                                                                   ------

Estimated Taxable Operating Income                                  1,573
Add Back Depreciation                                                 562
                                                                   ------

Estimated Cash to be Made Available by Operations                  $2,135
                                                                   ------
                                                                   ------

Note

This statement of estimated taxable operating results and estimated cash to be made available from operations is an estimate of operating results of The Sacramento Portfolio for a period of twelve months based on information provided by the seller of the property and by management's independent review of the leases and other documents and does not purport to reflect actual results for any period.